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                                                                                                                           Exhibit 5

American Legacy(R)     American Legacy(R) Design                                                       The Lincoln National Life
                     Variable Annuity Application                                                          Insurance Company
                                                                                                          Fort Wayne, Indiana

Instructions: Please type or print. ANY ALTERATIONS TO THIS APPLICATION MUST BE INITIALED BY THE CONTRACT OWNER.

1   Contract Options

    [ ] American Legacy(R) Design 1 (standard)
    [ ] American Legacy(R) Design 2 (4-year surrender charge)
    [ ] American Legacy(R) Design 3 (3% enhancement)


2a  Contract Owner   Maximum age of Contract Owner is 85.

    ____________________________________________________________      ______________________________________________________________
    Full legal name or trust name                                     Social Security number/TIN

    ____________________________________________________________      __________________________________________  [ ] Male
    Street address (If PO Box, physical street address required)      Date of birth (mm/dd/yyyy)                  [ ] Female

    ____________________________________________________________      ______________________________________________________________
    City                             State             ZIP            Home telephone number

    ____________________________________________________________      _____________________________________   Is trust revocable?
    Trustee name (required for trusts)                                Date of trust (required for trusts)     [ ] Yes      [ ] No


2b  Joint Contract Owner   Maximum age of Joint Contract Owner is 85.

    ____________________________________________________________      ______________________________________________________________
    Full legal name                                                   Social Security number/TIN

    __________________________________________________  [ ] Male      [ ] Female     [ ] Spouse     [ ] Non-Spouse
    Date of Birth (mm/dd/yyyy)


3a  Annuitant   (If no Annuitant is specified, the Contract Owner, or Joint Owner if younger, will be the Annuitant.)
                 Maximum age of Annuitant is 85.

    ____________________________________________________________      ______________________________________________________________
    Full legal name                                                   Social Security number/TIN

    ____________________________________________________________      __________________________________________  [ ] Male
    Street address                                                    Date of birth (mm/dd/yyyy)                  [ ] Female

    ____________________________________________________________      ______________________________________________________________
    City                             State             ZIP            Home telephone number


3b  Contingent Annuitant   Maximum age of Contingent Annuitant is 85.

    ____________________________________________________________      ______________________________________________________________
    Full legal name                                                   Social Security number/TIN

4   Beneficiary(ies) of Contract Owner (List additional beneficiaries on separate sheet. If listing children, use full legal names.)


    _____________________________________________________    _______________________________  _____________   _______________  ____%
    Full legal/trust name    [ ] Primary   [ ] Contingent    Relationship to Contract Owner   Date of Birth   SSN/TIN

    _____________________________________________________    _______________________________  _____________   _______________  ____%
    Full legal/trust name    [ ] Primary   [ ] Contingent    Relationship to Contract Owner   Date of Birth   SSN/TIN

    _____________________________________________________    _______________________________  _____________   _______________  ____%
    Full legal/trust name    [ ] Primary   [ ] Contingent    Relationship to Contract Owner   Date of Birth   SSN/TIN

    _____________________________________________________________   ________________________________________   Is trust revocable?
    Executor/Trustee name (required for trusts)                     Date of trust (required for trusts)        [ ] Yes      [ ] No


5   Type of American Legacy Contract

    Nonqualified: [ ] Initial contribution   OR  [ ] 1035 exchange
    Tax-qualified (must complete plan type):     [ ] Transfer (to same market)   OR   [ ] Rollover (to different market)
    Plan type (check one): [ ] Roth IRA    [ ] Traditional IRA
                           [ ] SEP         [ ] Other+ _____________________________  +Indicate plan year-end: ________________
                                                                                                                  Month/Day

                                                                                                                             ALD-APP
30070-APP 09/06                                                Page 1                                       30070-APP ALDESIGN 09/06
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6a  Allocation (This section must be completed.)                      6b   Dollar Cost Averaging (Complete only if electing DCA.)
    Initial minimum: $25,000                                               $1,500 minimum required in the holding account

    Future contributions will follow the allocation below. If DCA          Total amount to DCA:         $ ___________________
    option is selected, the entire amount of each future                             OR
    contribution will follow the allocation in Section 6b.                 MONTHLY amount to DCA:       $ ___________________

    If no allocations are specified in Section 6a or 6b, the               OVER THE FOLLOWING PERIOD:     ___________________
    entire amount will be allocated to the Cash Management Fund,                                             MONTHS (6-60)
    pending instructions from the Contract Owner.
                                                                           FROM THE FOLLOWING HOLDING ACCOUNT (check one):
    Please allocate my contribution of:                                    [ ] DCA Fixed Account
                                                                           [ ] Cash Management Fund/1/
    $ ____________________    OR   $ _____________________                 [ ] U.S. Govt./AAA-Rated Securities Fund/1/
      Initial contribution           Approximate amount
                                     from previous carrier                 INTO THE FUND(S) BELOW --|
                                                                                                    V
    INTO THE FUND(S) BELOW --|                                             Use whole percentages       /1/ The DCA holding account
                             V                                                                             and the DCA fund elected
    Use whole percentages                                                                                  cannot be the same.
                                                                           __________% Global Discovery Fund
    __________% Global Discovery Fund                                      __________% Global Growth Fund
    __________% Global Growth Fund                                         __________% Global Growth and Income Fund
    __________% Global Growth and Income Fund                              __________% Global Small Capitalization Fund
    __________% Global Small Capitalization Fund                           __________% Growth Fund
    __________% Growth Fund                                                __________% International Fund
    __________% International Fund                                         __________% New World Fund
    __________% New World Fund                                             __________% Blue Chip Income and Growth Fund
    __________% Blue Chip Income and Growth Fund                           __________% Growth-Income Fund
    __________% Growth-Income Fund                                         __________% Asset Allocation Fund
    __________% Asset Allocation Fund                                      __________% Bond Fund
    __________% Bond Fund                                                  __________% High-Income Bond Fund
    __________% High-Income Bond Fund                                      __________% U.S. Govt./AAA-Rated Securities Fund/1/
    __________% U.S. Govt./AAA-Rated Securities Fund                       __________% Cash Management Fund/1/
    __________% Cash Management Fund                                                 % Total (must = 100%)
    __________% Fixed Account (available for 403(b) and                    ==========
                401(k) only)
    __________% Fixed Account:__________ year(s) (1-10)                    Future contributions will not automatically start a new
    __________% DCA Fixed Account (must complete 6b)                       DCA program. Instructions must accompany each DCA
              % Total (must = 100%)                                        contribution.
    ==========

6c  Cross-Reinvestment or Portfolio Rebalancing

    To elect either of these options, please complete the Cross-Reinvestment form (28051) or the Portfolio Rebalancing form (28887).

7   Benefit Options

    Death Benefits
    Select one: (If no benefit is specified, the default Death Benefit will be the Guarantee of Principal Death Benefit.)
    [ ] I/We hereby elect the Account Value Death Benefit.
    [ ] I/We hereby elect the Guarantee of Principal Death Benefit/1/.
    [ ] I/We hereby elect the Enhanced Guaranteed Minimum Death Benefit/2/.
    [ ] I/We hereby elect the Estate Enhancement Benefit/3/ rider which includes the Enhanced Guaranteed Minimum Death Benefit.

    Living Benefits
    One Living Benefit may be elected. i4LIFE(R) Advantage cannot be simultaneously elected with a Living Benefit. If a Living
    Benefit is elected, your contract may be subject to investment requirements. Please refer to the prospectus for more information.

    If a Living Benefit is elected, an owner election to reset either the 4LATER(SM)Income Base or the Lincoln
    SmartSecurity(R) Advantage Guaranteed Amount, as applicable, will automatically be performed by us, unless you select the manual reset option below. Anytime a reset occurs the charge for the rider may increase. If you select the manual option, you will need to notify us if you want to reset either the Income Base or Guaranteed Amount, as applicable.

    [ ] I/We elect the manual reset of Income Base or Guaranteed Amount.

    Lincoln SmartSecurity(R)Advantage
    [ ] I/We hereby elect the 5-year Elective Step-up/4/. (manual reset only)
    [ ] I/We hereby elect the 1-year Automatic Step-up/4/. (Single Life)
    [ ] I/We hereby elect the 1-year Automatic Step-up/4/. (Joint Life must be spouse as joint owner or 100% primary beneficiary)

    4LATER(SM)Advantage
    [ ] I/We hereby elect the 4LATER(SM) Advantage/5/.
    /1/ The Guarantee of Principal Death Benefit option is the only benefit available for 403(b), 457, 401(k), SEP, SARSEP, and
        Pensions.
    /2/ The Enhanced Guaranteed Minimum Death Benefit may only be elected if the Contract Owner, Joint Owner (if applicable), and
        Annuitant are all under age 80.
    /3/ The Estate Enhancement Benefit rider may only be elected if the Contract Owner, Joint Owner (if applicable), and Annuitant are all under age 80.
    /4/ If the contract is tax-qualified, the maximum age to elect is 80. The maximum age to elect the 1-year Automatic Step-up on non-qualified contracts is 80.
    /5/ If the contract is tax-qualified, the maximum age to elect is 77. If the contract is non-qualified, the maximum age to elect is 80.

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8   Automatic Withdrawals $10,000 minimum account balance is required.

    Note: Withdrawals exceeding 10% of premium payment per year may be subject to contingent deferred sales charges. However, if electing Lincoln SmartSecurity(R) Advantage - 5-year Elective Step-up, the maximum withdrawal amount for the program is
          7% without the potential for a greater reduction in the Guaranteed Amount and if electing Lincoln SmartSecurity(R)
          Advantage 1-year Automatic Step-up, the maximum withdrawal amount for the program is 5% without the potential for a greater reduction in the Guaranteed Amount. Withdrawal minimums: $50 per distribution/$300 annually.

    [ ] Please provide me with automatic withdrawal based on ______% (may be between 1-10%) of total contract value.
        OR     [ ] An amount of $_________________.

    Payment frequency:  [ ] Monthly   [ ] Quarterly    [ ] Semi-annually    [ ] Annually (If frequency is not marked it will be
                        set for Annually)

    Date of withdrawal: [ ] 5th    [ ] 10th    [ ] 20th   (If date is not marked it will be set for the 20th.)

    Note: If no tax withholding selection is made, federal taxes will be withheld at a rate of 10%. Additional state tax withholding may be required depending on state of residency.

    ELECT ONE: [ ] Do withhold taxes Amount to be withheld ________ (must be at least 10%)
               [ ] Do not withhold taxes

    ELECT ONE: [ ] Direct deposit               [ ] Checking (Attach a "voided" check)    [ ]  Savings (Attach a deposit slip)
                   I/We authorize Lincoln Life to deposit payments to the account and financial institution identified below.
                   Lincoln Life is also authorized to initiate corrections, if necessary, to any amounts credited or debited to my/our account in error. This authorization will remain in effect until my/our funds are depleted or I/we notify
                   Lincoln Life of a change in sufficient time to act. This authorization requires the financial institution to be a member of the National Automated Clearing House Association (NACHA).

                   _________________________________________________________________________________________________________________
                   Bank name                                                                             Bank telephone number

9   Automatic Bank Draft

    _____________________________________________________________     ______________________________________________________________
    Print account holder name(s) EXACTLY as shown on bank records

    ________________________________________________________________________________________________________________________________
    Bank name                                                                           Bank telephone number
    $ __________________   Automatic bank draft start date: _______________________________
      Monthly amount                                        Month       Day (1/28)     Year

    [ ] Checking (attach a voided check)    OR    [ ] Savings (attach a deposit slip)
    I/We hereby authorize Lincoln Life to initiate debit entries to my/our account and financial institution indicated above and to debit the same to such account for payments into an annuity contract. This authorization is to remain in full force and effect until Lincoln Life has received written notification from me/us of its termination in such time and manner as to afford Lincoln
    Life and the financial institution a reasonable opportunity to act on it.

10  Telephone/Internet Authorization   (Check box if this option is desired.)

    [ ] I/We hereby authorize and direct Lincoln Life to accept instructions via telephone or the Internet from any person who can furnish proper identification to exchange units from subaccount to subaccount, change the allocation of future investments and/or clarify any unclear or missing administrative information contained on this application at the time of issue. I/We agree to hold harmless and indemnify Lincoln Life; American Funds Distributors, Inc., their affiliates and any mutual fund managed by such affiliates; and their directors, trustees, officers, employees and agents for any losses arising from such instructions.

11  Replacement

    Does the applicant have any existing life policies or annuity contracts?           [ ] Yes     [ ] No
    Will the proposed contract replace any existing annuity or life insurance?         [ ] Yes     [ ] No
    (Attach a state replacement form if required by the state in which the application is signed.)

    ________________________________________________________________________________________________________________________________
    Company name

    ___________________________________________________________________________________________  ___________________________________
    Plan name                                                                                    Year issued


    Fraud Warning

    Residents of all states except Virginia and Washington, please note: Any person who knowingly, and with intent to defraud any insurance company or other person, files or submits an application or statement of claim containing any materially false or deceptive information, or conceals, for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and may subject such person to criminal and civil penalties.

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12  Signatures

    All statements made in this application are true to the best of my/our knowledge and belief, and I/we agree to all terms and conditions as shown. I/We acknowledge receipt of a current prospectus and verify my/our understanding that all payments and values provided by the contract, when based on investment experience of the Variable Account, are variable and not guaranteed as to dollar amount. I/We understand that all payments and values based on the fixed account are subject to an interest adjustment formula that may increase or decrease the value of any transfer, partial surrender, or full surrender from the fixed account made prior to the end of a guaranteed period. Under penalty of perjury, the Contract Owner(s) certifies that the Social Security
    (or taxpayer identification) number(s) is correct as it appears in this application.

    I/We understand that there are charges and fees associated with this annuity and that there may be an additional charge for optional benefits provided through a rider/endorsement or amendment. I/We also understand that surrender charges may apply if
    I/we make a withdrawal, surrender this annuity or exchange it for another annuity prior to the expiration of any sales charge period.

    ___________________________________________________________________________________________  ___________________________________
    Signed at (city)                                   State                                     Date (mm/dd/yyyy)

    ________________________________________________   ________________________________________
    Signature of Contract Owner                        Joint Contract Owner (if applicable)

    ___________________________________________________________________________________________  ___________________________________
    Signed at (city)                                   State                                     Date (mm/dd/yyyy)

    ___________________________________________________________________________________________
    Signature of Annuitant (Annuitant must sign if Contract Owner is a trust or custodian.)

====================================================================================================================================
    THE FOLLOWING SECTIONS MUST BE COMPLETED BY THE SECURITIES DEALER OR FINANCIAL ADVISER. Please type or print.
====================================================================================================================================

13  Insurance in Force Will the proposed contract replace any existing annuity or life insurance contract?

    Does the applicant have any existing life policies or annuity contracts?           [ ] Yes     [ ] No
    Will the proposed contract replace any existing annuity or life insurance?         [ ] Yes     [ ] No
    (Attach a state replacement form if required by the state in which the application is signed.)

    _________________________________________________________________________________________________________  $____________________
    Company name                                                                        Year issued             Amount


14  Additional Remarks

    ________________________________________________________________________________________________________________________________


15  Dealer Information    Licensing appointment with Lincoln Life is required for this application to be processed. If more than one representative, please indicate names and percentages in Section 14.

    [ ] 1   [ ] 2   [ ] 3

    _________________________________________________________________________________   ____________________________________________
    Registered representative's name (print as it appears on NASD licensing)            Registered representative's telephone number

    _________________________________________________________________________________   ____________________________________________
    Client account number at dealer (if applicable)                                     Registered representative's SSN

    ________________________________________________________________________________________________________________________________
    Dealer's name

    ________________________________________________________________________________________________________________________________
    Branch address                                   City                                          State               ZIP

    [ ] CHECK IF BROKER CHANGE OF ADDRESS            Rep code at firm ______________________________________________________________

16  Representative's Signature
    The representative hereby certifies he/she witnessed the signature(s) in Section 12 and that all information contained in this application is true to the best of his/her knowledge and belief. The representative also certifies that he/she has used only The
    Lincoln National Life Insurance Company approved sales materials in conjunction with this sale and copies of all sales materials were left with the applicant(s). Any electronically presented sales material shall be provided in printed form to the applicant no later than at the time of the policy or the contract delivery.

    ________________________________________________________________________________________________________________________________
    Signature

====================================================================================================================================

                       Send completed application -- with a check made payable to Lincoln Life -- to your investment dealer's home office or to:

American Legacy(R)     Lincoln Life                   By Express Mail: Lincoln Life
                       P.O. Box 2348                                   Attention: American Legacy Operations
                       Fort Wayne, IN 46801=2348                       1300 South Clinton Street
                                                                       Fort Wayne, IN 46802
                       If you have any questions regarding this application, call Lincoln Life at 800/443=8137.

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